OVERLAND EXPRESS FUNDS, INC.

                             SMALL CAP STRATEGY FUND

                       Supplement dated February 10, 1997
                   to the Prospectus dated September 16, 1996

     The following two paragraphs replace the fourth, fifth and sixth paragraphs under the Prospectus section "Management of the Fund - Investment Adviser":

     Mr. Jon Hickman, as Manager of the Growth Equity Team, has been co-manager of the Small Cap Master Portfolio since its inception in September 1996. Mr. Hickman co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.


     Mr. Steve Enos, as a member of the Growth Equity Team, also has been co-manager of the Small Cap Master Portfolio since its inception in September 1996. Mr. Enos also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1996. Mr. Enos joined Wells Fargo in 1993. He began his career with First Interstate Bank where he was an assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in Economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

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                          OVERLAND EXPRESS FUNDS, INC.

                              STRATEGIC GROWTH FUND

                       Supplement dated February 10, 1997
                    to the Prospectus dated February 20, 1996
                        as supplemented on June 12, 1996

     The following two paragraphs replace the last four paragraphs under the Prospectus section "Management of the Fund and the Master Portfolio- Investment Adviser":

     Mr. Jon Hickman, as Manager of the Growth Equity Team, has been co-manager of the Capital Appreciation Master Portfolio since its inception in March 1996. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in Finance from Brigham Young University.

     Mr. Steve Enos, as a member of the Growth Equity Team, assists Mr. Hickman with the day-to-day management of the Capital Appreciation Master Portfolio. Mr. Enos joined Wells Fargo in 1993. He began his career with First Interstate Bank where he was an assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in Economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.



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